Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON CONSOLIDATED

SCHEDULES OF INVESTMENTS

To the Board of Directors and Shareholders of

Medallion Financial Corp.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Medallion Financial Corp. and subsidiaries referred to in our report dated March 11, 2015, which is included on page F-2 of the annual report on Form 10-K for the year ended December 31, 2014. We have also audited the consolidated schedules of investments (the “Schedules”) as of December 31, 2014 and 2013. These Schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the Schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ WeiserMazars LLP

New York, New York

March 11, 2015

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Medallion Loans
New York					368	78%	3.60%	$0	$73,250	$213,099	$213,248
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545
	Real Cab Corp ##	Term Loan	08/19/14	07/20/17	1	1%	3.31%	$0	$1,627	$1,449	$1,449
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350
	Sean Cab Corp ##	Term Loan	12/09/11	12/08/15	1	1%	3.60%	$0		$3,480	$3,471
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$976	$870	$870
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,107	$2,102
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0	$1,842	$1,806	$1,812
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,798	$1,800
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,797	$1,799
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,797	$1,799
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0	$1,828	$1,793	$1,795
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$651	$580	$580
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Sifnos, Kitriani Incs ##	Term Loan	06/08/10	05/01/15	1	1%	4.00%	$0		$1,558	$1,554
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,546
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0	$1,570	$1,540	$1,542
	Nancy Transit Inc ##	Term Loan	03/11/13	03/11/16	1	1%	3.50%	$0		$1,513	$1,511
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,508	$1,505
	Lety Cab Corp ##	Term Loan	10/21/10	10/20/15	1	1%	3.13%	$0		$1,507	$1,503
	Christian Cab Corp	Term Loan	11/27/12	11/27/15	1	1%	4.00%	$0		$1,501	$1,501
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,485	$1,482
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,461	$1,463
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,461	$1,461
	Penegali Taxi LLC	Term Loan	12/11/14	12/10/17	1	1%	3.75%	$0	$1,400	$1,400	$1,402
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$1,404	$1,401
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0	$1,400	$1,400	$1,398
	ALLtaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	1%	2.75%	$0		$1,397	$1,398
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	1%	2.75%	$0		$1,397	$1,398
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/07/15	1	1%	3.75%	$0		$1,379	$1,376
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,366	$1,367
	Uddin Taxi Corp ##	Term Loan	11/14/12	11/14/15	1	*	5.25%	$0		$1,338	$1,336
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,323	$1,320
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,323	$1,320
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,300	$1,306
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0	$1,320	$1,302	$1,304
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$1,294	$1,296
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$1,294	$1,296
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,262	$1,262
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,237	$1,235
	Ride YeLLow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,198
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,137	$1,138
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,134	$1,134
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,115	$1,113
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,109	$1,106
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,102	$1,103
	BeLLsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,094	$1,094
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,095	$1,093

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Gaultier Hacking Corp ##	Term Loan	08/27/12	08/27/15	1	*	3.90%	$0		$1,078	$1,077
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,066	$1,064
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,050
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$1,032	$1,036
	Whats YeLLow LLC ##	Term Loan	10/03/12	10/03/15	1	*	3.65%	$0		$1,027	$1,028
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$990	$991
	Global Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	Planet Agami Cab LLC ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	Universal Agami Transit Inc ##	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$978	$976
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$954	$952
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$954	$952
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$936	$938
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0	$900	$889	$891
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$976	$870	$870
	Iddy Biddy Cab Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Jbob Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Malcolm Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Oyaz Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%	$0		$836	$834
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$820	$821
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$814	$818
	Gur & Dev Taxi LLC	Term Loan	02/18/14	02/18/17	1	*	3.88%	$0	$820	$804	$809
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$805	$806
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$802	$803
	Arman And Mehtab Padda Taxi Co ##	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$802	$803
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$794	$795
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$782	$783
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0	$809	$785	$781
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$780	$781
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$779	$780
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$763	$764
	Espiye Taxi Corp	Term Loan	05/23/14	05/23/17	1	*	3.75%	$0	$775	$764	$763
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0	$770	$758	$759
	Senoz Cab Corp	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0	$771	$760	$759
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$751
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750
	SamiuLLah Zaman ##	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0	$763	$748	$750
	Binh Pham ##	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0	$754	$742	$742
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0	$750	$740	$740
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$737
	Joseph Gerard Pierre ##	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0	$744	$737	$736
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0	$740	$731	$733
	Mandeep Multani & Ravinder Sin ##	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0	$740	$731	$731
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0	$740	$731	$728
	Carmay Latendresse ##	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0	$740	$727	$728
	Amr Aly Shafshak ##	Term Loan	11/04/13	11/04/16	1	*	4.13%	$0		$724	$725
	Samy Baddar ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$724	$725
	Atef A Khalil ##	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0	$725	$723	$725
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$723	$724
	Georges Salomon ## &	Term Loan	08/04/14	08/04/17	1	*	4.00%	$0	$719	$715	$716
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$716	$716
	Jaswinder Singh ##	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$712	$711
	Bliss Cab Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%	$0		$707	$705
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$703	$704
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$701	$703
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$699	$700
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$700	$699
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0	$700	$696	$698

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0	$700	$695	$697
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0	$700	$692	$692
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0	$700	$691	$690
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0	$700	$685	$687
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$684	$686
	Eugenio & Ayodele Trans Corp ## &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$683	$684
	Balwinder Singh ##	Term Loan	09/16/13	09/16/15	1	*	3.75%	$0		$679	$680
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$679	$680
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$680	$679
	Amr & Rina Taxi Inc ##	Term Loan	07/15/13	07/15/16	1	*	3.75%	$0		$674	$675
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$675	$674
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$672	$673
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$670	$671
	SophbeLL Hacking Corp ##	Term Loan	12/18/14	12/18/17	1	*	3.88%	$0	$667	$667	$669
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0	$664	$663	$668
	Rousseau Ductan ##	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$667	$667
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0	$670	$664	$664
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/27/15	1	*	3.50%	$0		$664	$664
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$659	$663
	Joseph Paul Desir ##	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0	$666	$661	$663
	Shahdad Bhatti Cab Corp ##	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0	$662	$657	$658
	Gerardo Barrera ##	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0	$662	$657	$657
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0	$660	$654	$654
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	07/01/16	1	*	4.25%	$0		$652	$652
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$648	$651
	Birk Cab Corp ##	Term Loan	05/22/13	05/22/16	1	*	3.50%	$0		$647	$650
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$642	$642
	Pierre Goguin Joseph ##	Term Loan	03/06/13	03/06/15	1	*	3.75%	$0		$642	$642
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$640
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$636	$637
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0	$650	$635	$635
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0	$635	$626	$628
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$625	$624
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$612	$613
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0	$620	$610	$612
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$610	$611
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0	$620	$609	$611
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$611	$611
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$610	$609
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$603	$604
	Guivarch Thimothe	Term Loan	09/19/12	09/19/15	1	*	4.50%	$0		$600	$601
	Anmol Usa LLC ##	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0	$603	$600	$598
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$597	$596
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0	$601	$594	$596
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0	$600	$591	$593
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$589	$589
	Sushil Maggoo ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$588	$588
	Turgut Duman ##	Term Loan	12/06/12	12/06/15	1	*	3.50%	$0		$588	$588
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$583	$585
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$582	$584
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0	$651	$580	$580
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$577	$578
	Jean J Monteau ##	Term Loan	12/06/12	12/06/15	1	*	4.00%	$0		$575	$574
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$573	$572
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	12/17/15	1	*	4.25%	$0		$573	$572
	Erwich Chery	Term Loan	09/29/14	09/29/17	1	*	4.00%	$0	$572	$570	$572
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$565	$567
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$563	$562
	Olmedo Nocua ##	Term Loan	08/27/14	08/27/17	1	*	3.90%	$0	$550	$546	$547
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$547	$546
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$544	$545

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$543	$544
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0	$550	$541	$543
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0	$551	$542	$542
	Magloire David ##	Term Loan	09/09/13	09/09/15	1	*	3.95%	$0		$540	$541
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$535	$535
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$535	$534
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$529	$528
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$524	$524
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/15	1	*	4.25%	$0		$520	$519
	Jaswinder Sharma ##	Term Loan	11/02/11	10/01/15	1	*	3.50%	$0		$518	$517
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	12/05/15	1	*	3.50%	$0		$512	$511
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$502	$503
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0	$500	$494	$496
	Avner Ben-Levy ##	Term Loan	05/29/12	05/29/15	1	*	4.25%	$0		$493	$492
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$489	$487
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$486	$486
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$481	$481
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$479	$479
	Joseph Jean ##	Term Loan	03/14/12	03/14/15	1	*	4.50%	$0		$478	$478
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$477	$476
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0	$488	$474	$474
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$461	$463
	AbduLLah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$462	$463
	Gustavo E Cabrejos ##	Term Loan	10/15/12	10/15/15	1	*	3.90%	$0		$463	$462
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0	$465	$460	$461
	Shubal C Ghose ##	Term Loan	12/18/12	12/18/15	1	*	3.75%	$0		$457	$456
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$439	$440
	Santokh Bangay ##	Term Loan	12/10/12	12/10/15	1	*	3.50%	$0		$440	$439
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$433	$434
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0	$436	$432	$434
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$425	$424
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$424	$424
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$413	$417
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$410
	Jacob KuruviLLa ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$410	$409
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$408	$408
	Pierre Jeune ##	Term Loan	12/14/12	12/14/15	1	*	3.50%	$0		$402	$403
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$403	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$402
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$399	$401
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0	$400	$398	$399
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$397	$396
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$397	$396
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$392	$393
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0	$402	$391	$391
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$387	$386
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$376	$376
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$376	$375
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$375	$375
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$367	$367

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$362	$364
	Tarafdar Abul & Tarafdar Luthf	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$359	$359
	Double Cab Corp ##	Term Loan	07/13/12	07/13/15	1	*	3.75%	$0		$357	$357
	Rehmet Khan ##	Term Loan	03/24/14	03/24/17	1	*	3.50%	$0	$371	$348	$350
	Malkit Singh ##	Term Loan	08/01/12	08/01/15	1	*	4.50%	$0		$341	$340
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0	$334	$330	$331
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$321	$320
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$313	$316
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$313	$314
	Joubert Toussaint ##	Term Loan	01/10/14	01/10/17	1	*	4.00%	$0	$300	$294	$296
	Jean B Guerrier ##	Term Loan	08/08/12	08/08/15	1	*	3.75%	$0		$295	$295
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$292	$294
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/15	1	*	4.00%	$0		$285	$285
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0	$1,870	$280	$282
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$277	$277
	Mohammmed H Iqbal ##	Term Loan	09/14/12	09/14/15	1	*	3.75%	$0		$270	$270
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$223	$223
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$211	$211
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$203	$203
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$191
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/15	1	*	3.25%	$0		$188	$187
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$186
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$179	$179
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$169	$170
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0	$185	$162	$164
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$135	$135
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$129	$129
	Diin Taxi LLC/Mbnk	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0	$129	$128	$122
	BeLLa Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$119	$119
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$119	$118
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	05/12/17	1	*	6.25%	$0	$111	$109	$115
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0	$108	$106	$106
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101
	Param Preet Cab Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	6.50%	$0	$90	$89	$95
	Gagandeep Multani LLC/Mbnk	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0	$91	$90	$93
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	6.50%	$0	$91	$90	$90
	Muktar Hussain & K Hussain/Mbn	Term Loan	05/13/14	05/13/17	1	*	8.44%	$0	$86	$84	$90
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$88	$89
	Mk Multani LLC/Mbnk	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0	$86	$86	$89
	United Four Stars LLC/Mbnk	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0	$84	$83	$89
	Hanu Manu Taxi Inc/Mbnk	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0	$90	$88	$88
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0	$80	$79	$85
	Ramdas 4 Taxi LLC/Mbnk	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0	$84	$83	$83
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0	$81	$80	$83
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0	$84	$82	$82
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0	$83	$82	$82
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0	$1,570	$80	$82
	Prabhneet Cab Corp/Mbnk	Term Loan	05/12/14	05/12/17	1	*	6.00%	$0	$83	$81	$81
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$79	$80
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0	$81	$80	$80
	Bu Taxi LLC/Mbank	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75
	Boris Ushman ##	Term Loan	05/21/03	04/13/15	1	*	5.75%	$0		$74	$74
	WiLLiam G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$73	$73
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$71	$71
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0	$1,320	$67	$69
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0	$1,300	$65	$67
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0	$65	$64	$64
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0	$62	$61	$61
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$61
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$61
	Y Mommy Taxi Inc/Mbank	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$57	$58
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$58
	Ptah Cab Corp	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0	$1,100	$55	$57
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0	$50	$50	$57
	Balwinder Singh/Mbnk	Term Loan	04/09/14	04/09/17	1	*	8.71%	$0	$51	$50	$57
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$56	$56
	Birk Cab Corp	Term Loan	05/08/14	05/08/19	1	*	6.50%	$0	$60	$54	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$54	$56
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0	$49	$48	$55
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0	$50	$50	$53
	Network Agami Cab Corp	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$49	$50
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0	$49	$48	$48
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0	$49	$48	$48
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$45	$46
	Pakt MedaLLions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0	$46	$45	$45
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$44	$45
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0	$40	$39	$39
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$36	$36
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0	$40	$32	$34
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0	$35	$31	$33
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$32
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$31	$31
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$27
	Barth Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Brandon Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%	$0		$24	$24
	Eddy Joseph ##	Term Loan	12/20/00	12/02/15	1	*	4.00%	$0		$21	$21
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21
	Donald Singh	Term Loan	07/30/14	07/30/17	1	*	5.00%	$0	$22	$19	$20
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$19	$19
	Mohammed Abdu & H Hedru/Mbank	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$19	$19
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$18
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$15	$17
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0	$16	$16	$16
	Devinder P Singh & Guneet/Mbnk	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0	$16	$16	$16
	Jean M Venord/Mbank	Term Loan	02/11/10	04/10/15	1	*	6.38%	$0		$12	$12
	Joubert Toussaint ##	Term Loan	08/21/14	02/21/17	1	*	4.25%	$0	$5	$5	$7
	Y.A.M. Associates Corp	Term Loan	04/30/13	10/24/15	1	*	4.25%	$0		$4	$5
	Guy FouyoLLe ##	Term Loan	08/18/11	08/18/15	1	*	4.75%	$0		$4	$4
	Nestor R Trivino &	Term Loan	02/22/12	02/22/15	1	*	10.00%	$0		$3	$3
	Sonia M Trivino &	Term Loan	02/22/12	02/22/15	1	*	10.00%	$0		$3	$3
Chicago					108	14%	4.97%	$0	$11,638	$39,280	$39,355

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	08/28/15	1	1%	5.50%	$0		$1,663	$1,659
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,366	$1,363
	Chicago MedaLLion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,329	$1,326
	Blue Eyes Cab Corp ##	Term Loan	07/19/12	07/19/15	1	*	4.88%	$0		$1,223	$1,220
	Lucky Seven Chicago One Inc ##	Term Loan	07/19/12	07/19/15	1	*	4.88%	$0		$1,223	$1,220
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$1,014	$1,011
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/15	1	*	5.00%	$0		$991	$988
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$899	$897
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$845	$843
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$845	$843
	Chicago MedaLLion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$844	$842
	Chicago MedaLLion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%	$0		$843	$841
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$808	$809
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$807	$808
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0	$738	$723	$722
	Carol Of ILLinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0	$714	$711	$707
	Chicago MedaLLion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$665	$664
	Met Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$585	$586
	Ray Cab Company ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$585	$586
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$547	$548
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$512	$513
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$507	$506
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$507	$506
	Taxi For Less Inc	Term Loan	09/19/14	09/19/17	1	*	5.25%	$0	$500	$499	$501
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$495	$496
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$495	$496
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$494	$495
	Cozy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$488	$489
	DeLL Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$488	$489
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$465	$466
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$460	$461
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$456	$457
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$456	$457
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$306	$307
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$304	$305
	Dome Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$293	$294
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/15	1	*	5.00%	$0		$262	$261
	Chicago Seven Inc/Mbnk	Term Loan	07/19/12	07/19/15	1	*	7.25%	$0		$249	$249
	Karbala Express Inc ##	Term Loan	02/26/13	02/26/18	1	*	6.00%	$0		$242	$243
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$238	$239
	Tekezze Inc	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$234	$236
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$234	$235
	Zeyrefda Inc ##	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$234	$235
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$233	$235
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$233	$235
	Tad Taxi Co ##	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$232	$234
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$232	$234
	Shere Corp ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$232	$234
	Tahoora Transportation Inc. ##	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$232	$234
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$230	$232
	Alex Z Cab Corp	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$230	$232
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$230	$231
	Patriot Trans Inc	Term Loan	09/19/14	06/19/17	1	*	4.50%	$0	$244	$229	$231
	Nike Yomi Inc ##	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$227	$229
	Three Kids Corp	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$226	$228
	AnnabeLLe Cab Corporation ##	Term Loan	02/14/14	02/14/19	1	*	5.00%	$0	$230	$224	$225
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$222	$223
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$215	$217

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$213	$214
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$213	$212
	Alkarim Chicago Inc ##	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$208	$210
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$200	$202
	Jiffy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$195	$196
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$195	$196
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$193	$194
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$187	$189
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$174	$176
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$169	$170
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$167	$168
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$160	$161
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$153	$155
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$152	$152
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$151	$151
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$138	$139
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$133	$135
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0	$133	$130	$132
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$122	$122
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$121	$121
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$114	$115
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$112	$112
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0	$111	$109	$111
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0	$110	$108	$110
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$108	$108
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0	$105	$104	$106
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$104	$105
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$90	$92
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0	$92	$89	$91
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$88	$90
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$86	$87
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$61	$62
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$1,175	$60	$62
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$1,150	$59	$61
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$940	$48	$50
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0	$940	$48	$50
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$928	$48	$50
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$928	$48	$50
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$920	$47	$49
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$690	$36	$38
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0	$35	$35	$37
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0	$35	$32	$34
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$31	$33
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$28	$30
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$460	$24	$26
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0	$460	$24	$26
Newark					114	9%	5.28%	$0	$8,446	$25,043	$25,138
	ViergeLLa Inc ##	Term Loan	02/20/14	02/20/18	1	1%	4.75%	$0	$1,400	$1,377	$1,375
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$718	$718
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0	$650	$645	$647
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$633	$634
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$577	$577
	Briana Taxi LLC &	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0	$360	$355	$357
	SaintviLLien & LarocheLLe LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$339	$341
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0	$330	$324	$326
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0	$325	$320	$321
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0	$318	$315	$317
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$304	$305
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$299	$301
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$292	$294
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$291	$292
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$291	$292
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$290	$292
	Bidon Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$289	$291
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$289	$290
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$289	$289
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$285	$287
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$282	$282
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$284	$283	$282
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$276	$277
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$271	$271
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$270	$270
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$269	$270
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$265	$267
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$262	$263
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$257	$258
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0	$256	$256	$255
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$251	$252
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$249	$250
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$250	$248	$250
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0	$250	$245	$247
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0	$250	$248	$247
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$246	$246
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$242	$244
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$242	$244
	Laboule LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$244	$242	$241
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$239	$241
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$235	$236
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$234	$234
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$231	$232
	Grec Taxi Corp	Term Loan	12/08/11	12/08/15	1	*	6.00%	$0		$228	$229
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$225	$226
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0	$225	$223	$223
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0	$233	$221	$223
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0	$225	$222	$222
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$219	$220
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0	$223	$221	$220
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0	$223	$221	$220
	Mpaul 596 LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$218	$219
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$217	$218
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$215	$216
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$214	$215
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$212	$214
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$208	$210
	Erick Fleuridor	Term Loan	07/19/12	07/19/15	1	*	5.50%	$0		$207	$207
	CheLL 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0	$204	$202	$204
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0	$205	$204	$203
	Joseph Duverneau ##	Term Loan	02/17/11	02/17/15	1	*	7.00%	$0		$202	$201
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$194	$196
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$196	$195	$195
	Stany Inc	Term Loan	05/12/11	05/12/15	1	*	6.75%	$0		$194	$194
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0	$193	$192	$192
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0	$194	$189	$191
	Herve Dameus	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0	$186	$186	$186
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$182	$183
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0	$181	$179	$180
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$179	$179
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$176	$177
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$171	$173
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$171	$172
	Marie Jeanne Philemon	Term Loan	07/07/11	07/07/15	1	*	6.50%	$0		$168	$168

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$163	$162
	Just 8 Taxi #2 Inc ##	Term Loan	09/20/11	09/19/15	1	*	6.00%	$0		$161	$161
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$158	$159
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$149	$151
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$148	$150
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$146	$145	$146
	SaintviLLien & LarocheLLe LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$144	$146
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$144	$146
	Antoines Dortin	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0	$148	$145	$145
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$138	$139
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$136	$137
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0	$137	$132	$133
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$132	$133
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$128	$130
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0	$126	$126	$125
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$116	$115
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$113	$114
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$110	$111
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$105	$107
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0	$113	$104	$106
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$103	$104
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0	$105	$102	$102
	E-Z-4-U Inc	Term Loan	01/19/12	01/19/16	1	*	6.00%	$0		$90	$91
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0	$88	$83	$85
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$84	$83
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0	$81	$81	$81
	Praise The Lord Taxi Inc	Term Loan	05/20/11	05/20/15	1	*	6.75%	$0		$81	$81
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$77	$77
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$73	$74
	Mr Clean Sdam Taxi LLC	Term Loan	06/09/11	06/09/15	1	*	6.75%	$0		$74	$74
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0	$62	$60	$61
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$47	$49
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$43	$44
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$42	$43
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$34	$35
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0	$35	$30	$32
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$26	$27
	100 Taxi #2 Corp	Term Loan	07/25/08	07/25/15	1	*	8.00%	$0		$14	$14
Boston					57	10%	4.69%	$0	$9,549	$27,277	$27,317
	Chiso Trans Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$820	$822
	Chiso Trans Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$582	$582
	Johnson Holdings Inc	Term Loan	04/23/14	04/23/17	1	1%	4.50%	$0	$1,401	$1,379	$1,381
	Chidi Trans Inc ##	Term Loan	11/17/14	11/17/17	1	*	5.50%	$0	$1,294	$1,294	$1,296
	Gabriel Trans Holdings Inc	Term Loan	04/23/14	04/23/17	1	*	4.50%	$0	$1,131	$1,113	$1,115
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$922	$923
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$879	$878
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$879	$878
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0	$727	$713	$713
	Baton Moise Cab Inc ##	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0	$630	$622	$624
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$621	$622
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0	$630	$619	$621
	Arinze Trans Inc	Term Loan	02/05/10	02/05/16	1	*	4.25%	$0		$576	$576
	Britney Cab Inc	Term Loan	12/18/13	12/18/16	1	*	5.00%	$0		$537	$539
	Chenal Cab Inc	Term Loan	12/03/13	12/03/16	1	*	5.00%	$0		$536	$538
	Farb Inc ##	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$530	$529
	Ser-Vil Cab Inc	Term Loan	03/28/14	03/28/15	1	*	4.63%	$0	$534	$525	$527
	Amazing Grace Cab Inc	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0	$522	$509	$511
	God-WiLL Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0	$518	$504	$506
	Jason Cab Inc ##	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$501	$502
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$503	$502
	Margo Cab Inc ##	Term Loan	01/16/13	01/16/16	1	*	4.00%	$0		$495	$494

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
	S.P.B. Taxi Inc	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$490	$491
	Myra Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$489	$490
	Saint Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$489	$490
	Good Time Cab Inc ##	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0	$500	$489	$489
	Loren Cab Inc ##	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0	$500	$489	$489
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	5.50%	$0		$480	$481
	Odat Taxi, Inc. ## &	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0		$464	$464
	Theo Cab Inc ## &	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0		$463	$463
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$455	$457
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$453	$455
	Dadou Cab Inc &	Term Loan	11/16/12	11/16/15	1	*	5.38%	$0		$448	$449
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$439	$439
	P&P Dumerant Corp ## &	Term Loan	10/25/13	10/25/16	1	*	4.25%	$0		$438	$439
	Jv Taxi Inc	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0	$436	$434	$435
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$434	$433
	DjbeLL Love Inc ##	Term Loan	09/27/12	09/27/15	1	*	5.00%	$0		$411	$410
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0	$402	$391	$392
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$371	$372
	Ngozi Trans Inc. ##	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$344	$343
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$336	$337
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$320	$321
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$311	$312
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/15	1	*	6.15%	$0		$310	$310
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0	$289	$285	$287
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$285	$284
	Louine Cab Inc &	Term Loan	11/30/12	11/30/15	1	*	4.50%	$0		$282	$283
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$277	$278
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$254	$253
	Stanley & RacheLLe Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$168	$168
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$168	$167
	Kena Cab Inc	Term Loan	11/06/12	11/06/15	1	*	4.75%	$0		$71	$72
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$31	$32
	Theo Cab Inc	Term Loan	05/01/14	05/01/18	1	*	5.00%	$0	$30	$26	$28
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$18	$18
	Ser-Vil Cab Inc	Term Loan	10/03/14	10/03/16	1	*	6.00%	$0	$5	$5	$7
Cambridge					15	2%	4.80%	$0	$1,184	$6,006	$6,021
	Gcf Taxi Inc, Et Al	Term Loan	12/30/13	12/30/16	1	*	6.00%	$0		$1,365	$1,365
	Gcf Taxi Inc Et Al/Note 2	Term Loan	12/29/14	09/29/15	1	*	4.00%	$0	$97	$61	$63
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$653	$655
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0	$432	$427	$429
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$404	$405
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$377	$377
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$370	$371
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$352	$352
	Desdunes Cab Inc	Term Loan	09/21/12	10/21/17	1	*	4.65%	$0		$331	$332
	Drumman Trans Inc	Term Loan	12/07/12	12/07/15	1	*	4.50%	$0		$327	$328
	Sam Taxi Inc	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0	$330	$323	$325
	Raad Taxi Inc ##	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0	$325	$319	$320
	Marcia And Everton Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	4.00%	$0		$279	$279
	Walger Inc	Term Loan	01/26/12	01/26/15	1	*	5.50%	$0		$272	$272
	Taxi Technology Inc ##	Term Loan	12/11/13	12/11/16	1	*	5.00%	$0		$146	$148
Other					9	0%	6.59%	$0	$278	$814	$815
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0	$278	$273	$274
	Wiljean Marcelin	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$163	$165
	Jean C Mathurin/Norcal	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$161	$160
	Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$89	$90
	Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$70	$69
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$30	$30
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$19	$20
	Odney Cab Inc/Mbank &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$7	$6

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
		Durosier Xavier/Mbank	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$1

Total medallion loans ($247,525 pledged as collateral under borrowing arrangements)						671	114%	4.03%	$0	$104,345	$311,519	$311,894

Commercial Loans
Secured mezzanine (32% Minnesota, 10% Ohio, 10% Texas, 9% North Carolina, 7% New York, 7% Oklahoma,
6% Pennsylvania, 5% Wisconsin, 5% Delaware, 4% Arizona and 5% all other states) (2)
Manufacturing (65% of the total)		Tech Cast Holdings LLC (interest rate includes PIK interest of 3%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$4	$3,350	$3,353	$3,318
		EGC Operating Company, LLC (interest rate includes PIK interest of 3%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$24	$3,100	$3,124	$3,135
		AA Plush Holdings, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$23	$3,000	$3,023	$3,011
	+	Bluff Holdings, Inc. (interest rate includes PIK interest of 3.5%)	Term Loan	12/14/12	12/14/17	1	1%	15.50%	$0		$3,000	$3,007
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$21	$2,500	$2,521	$2,526
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 5%)	Term Loan	07/03/13	01/03/18	1	1%	17.00%	$118		$1,618	$1,618
		American Cylinder, Inc. d/b/a All Safe	Term Loan	07/03/13	07/03/17	1	*	10.00%	$0		$800	$797
		WRWP LLC (interest rate includes PIK interest of 3%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$0	$2,242	$2,242	$2,252
	+	Packaging Specialists, Inc. Southwest (interest rate includes PIK interest of 6%)	Term Loan	04/01/08	06/30/15	1	1%	14.00%	$0		$2,000	$2,000
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.5%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$170		$1,994	$1,994
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$25	$1,500	$1,525	$1,532
	+	PACA Foods, LLC &	Term Loan	12/31/10	12/31/15	1	1%	13.00%	$0		$2,127	$1,526
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,505
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	1%	13.00%	$0		$1,390	$1,390
		Quaker Bakery Brands, Inc. (interest rate includes PIK interest of 5%)	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,294
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050
		Storflex Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,007
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$930	$930
Information (10% of the total)		US Internet Corp.	Term Loan	06/12/13	06/12/20	1	1%	14.50%	$0		$3,000	$3,016
		Centare Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,486
Professional, Scientific, and Technical Services (9% of the total)	+	Portu-Sunberg Marketing, LLC	Term Loan	12/31/12	12/31/17	1	1%	12.00%	$0		$2,500	$2,508
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%		$2,000	$2,000	$1,996
Arts, Entertainment, and Recreation (9% of the total)		RPAC Racing, LLC & (interest rate includes PIK interest of 10%)	Term Loan	11/19/10	11/19/15	1	2%	10.00%	$1,446		$4,485	$4,485
Administrative and Support Services (7% of the total)	+	Staff One, Inc.	Term Loan	06/30/08	03/31/16	1	1%	3.00%	$0		$2,964	$2,964
	+	Staff One, Inc.	Term Loan	09/15/11	03/31/16	1	*	3.00%	$0		$485	$485
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/15	1	*	9.25%	$0		$498	$497
		Star Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$819	$59
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$928	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$383	$36

Total secured mezzanine (2)						29	19%	12.88%	$1,831	$17,692	$55,059	$52,477

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Asset-based (67% New York, 24% New Jersey, 6% Florida and 3% all other states)
Wholesale Trade (29% of the total)	Atlantic Veal & Lamb, Inc. ##	Revolving line of credit	08/15/01	08/15/15	1	*	5.50%	$0		$314	$305
	Capitalsea, LLC ##	Revolving line of credit	11/07/05	11/07/15	1	*	4.50%	$0		$270	$241
	Pride of Neptune, Inc. ##	Revolving line of credit	01/14/02	01/14/15	1	*	4.75%	$0		$211	$205
	Newburg Egg Corp. ##	Revolving line of credit	03/16/99	03/16/15	1	*	6.00%	$0		$93	$90
	Banner Smoked Fish, Inc. ##	Revolving line of credit	03/27/01	03/27/15	1	*	5.25%	$0		$81	$79
	Benco Inc.	Revolving line of credit	11/06/13	11/06/15	1	*	6.25%	$0		$35	$34
	A.E. Seafood Distributors Inc d/b/a Oceanline Seafood	Revolving line of credit	06/30/14	06/30/15	1	*	6.50%	$0	$15	$23	$26
	Snow Shoe Refractories, LLC	Revolving line of credit	11/30/11	11/30/15	1	*	6.00%	$0		$17	$9
	Two Cousins Fish Market, Inc.	Revolving line of credit	01/23/99	01/23/15	1	*	5.25%	$0		$3	$3
Transportation and Warehousing (26% of the total)	Fleet Radio Dispatch Corp. ##	Revolving line of credit	12/31/01	12/31/15	1	*	6.00%	$0		$709	$691
	Chauffeured Services Unlimited &	Revolving line of credit	05/02/06	05/02/15	1	*	8.00%	$0		$205	$199
Health Care and Social Assistance (12% of the total)	Mrs. Mary’s Place HCS Inc. ##	Revolving line of credit	10/02/07	10/02/15	1	*	5.75%	$0		$236	$215
	Heart to Heart Health Care	Revolving line of credit	11/09/12	11/09/15	1	*	5.78%	$0		$220	$210
Retail Trade (9% of the total)	The Dependable Food Corp. ##	Revolving line of credit	10/19/98	10/19/15	1	*	4.75%	$0		$124	$121
	CNC Associated N.Y.	Revolving line of credit	07/24/01	07/24/15	1	*	5.75%	$0		$96	$93
	Cyrus R. Fox, Inc. ##	Revolving line of credit	08/31/06	08/31/15	1	*	5.75%	$0		$94	$82
	Colt, Inc.	Revolving line of credit	10/12/04	10/12/15	1	*	7.25%	$0		$24	$20
	I & E Tire Corp. ##	Revolving line of credit	12/21/98	12/21/15	1	*	5.75%	$0		$4	$4
Construction (9% of the total)	Triple A. Supplies, Inc. ##	Revolving line of credit	07/20/99	07/20/15	1	*	5.75%	$0		$305	$296
	Mathusek, Incorporated	Revolving line of credit	07/23/13	07/23/15	1	*	6.75%	$0		$6	$7
Professional, Scientific, and Technical Services (6% of the total)	Victory Marketing Agency LLC	Revolving line of credit	12/22/14	12/22/15	1	*	6.75%	$0	$202	$202	$206
Manufacturing (6% of the total)	Fine Line Graphics, Inc.	Revolving line of credit	11/29/05	11/29/15	1	*	6.50%	$0		$102	$88
	Absecon Mills, Inc. ##	Revolving line of credit	07/07/04	07/07/15	1	*	6.25%	$0		$70	$62
	Douglass Industries, Inc. ##	Revolving line of credit	07/07/04	07/07/15	1	*	6.25%	$0		$32	$29
	International Rollforms, Inc	Revolving line of credit	01/27/14	01/27/15	1	*	7.25%	$0	$10	$8	$12
	JLM Couture Inc.	Revolving line of credit	06/22/10	06/22/15	1	*	5.75%	$0		$11	$9
Finance and Insurance (3% of the total)	RAS Group, Inc. &	Revolving line of credit	02/14/08	02/14/15	1	*	5.50%	$0		$99	$96
Administrative and Support Services (0% of the total)	Raritan Building Service Corp	Revolving line of credit	06/30/07	06/30/15	1	*	5.50%	$0		$39	$35

Total asset-based ($2,889 pledged as collateral under borrowing arrangements)					28	1%	5.82%	$0	$227	$3,633	$3,467

Other secured commercial (74% New York, 22% New Jersey and 4% all other states)
Retail Trade (77% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12.00%)	Term Loan	12/17/12	12/17/17	1	2%	12.00%	$1,137		$6,737	$6,737
	Guyonamar Food Corp	Term Loan	03/17/11	03/17/16	1	*	9.25%	$0		$585	$583
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$550	$546
	La Conga Food Market Inc	Term Loan	10/09/12	01/09/20	1	*	9.00%	$0		$472	$468
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0	$420	$393	$389
	Hansel Batista	Term Loan	02/06/14	05/06/20	1	*	9.00%	$0	$410	$384	$380
	Fresco Bagels & Supermarket In	Term Loan	08/13/14	08/13/20	1	*	9.00%	$0	$400	$383	$379
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$381	$378
	La Conga Meat Market Inc	Term Loan	12/17/13	03/17/20	1	*	9.00%	$0		$367	$363
	Ar Supermarket LLC	Term Loan	08/02/13	08/02/18	1	*	8.50%	$0		$347	$344
	616 Broadway LLC	Term Loan	02/10/11	12/17/14	1	*	8.50%	$0		$307	$307
	324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1	*	9.00%	$0	$410	$390	$221
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%	$0		$220	$219
	Drr Enterprises LLC	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$132	$132
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$106	$107

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
		New Era Meat Supermarket LLC	Term Loan	09/13/06	09/16/16	1	*	10.00%	$0		$52	$52
		G&C Grocery Inc &	Term Loan	05/19/08	08/23/15	1	*	0.00%	$0		$16	$16
		Julio CastiLLo &	Term Loan	08/18/08	03/03/15	1	*	9.50%	$0		$13	$13
Accommodation and Food Services (18% of the total)		Dune Deck Owners Corp ##	Term Loan	04/24/07	03/31/16	1	1%	7.00%	$0		$2,071	$2,071
		El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0	$375	$360	$356
		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$227	$226
		El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	03/16/16	1	*	6.75%	$0		$250	$152
Arts, Entertainment, and Recreation (3% of the total)		Richard Petty Revocable Trust (interest rate includes PIK interest of 8.00%)	Term Loan	10/31/14	12/31/14	1	*	8.00%	$3	$500	$503	$504
Real Estate and Rental and Leasing (1% of the total)		Thursday Morning Inc	Term Loan	04/01/10	04/01/15	1	*	6.00%	$0		$75	$75
		Rala Management	Term Loan	04/22/99	09/01/15	1	*	4.75%	$0		$56	$56
		T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%	$0		$20	$21
Health Care and Social Assistance (1% of the total)		Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$109	$110

Total other secured commercial loans ($2,071 pledged as collateral under borrowing arrangements)						27	6%	9.91%	$1,140	$2,515	$15,506	$15,205

Total commercial loans ($4,960 pledged as collateral under borrowing arrangements) (2)						84	26%	11.91%	$2,971	$20,434	$74,198	$71,149

Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1	46%	12.00%	$0		$125,027	$125,027
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	*	0.00%	$0		$1,157	$1,157
Real Estate		Medallion Hamptons Holding LLC	100% of membership interests	06/21/05	None	1	2%	0.00%	$0		$3,014	$4,400
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0		$852	$852
Professional Sports Team		Lax Group LLC	42% of membership interests	05/23/12	None	1	*	0.00%	$0		$349	$349
Advertising		Generation Outdoor, Inc.	100% of common stock	12/20/04	None	1	2%	0.00%	$0		$751	$5,063
Investment in Medallion Bank and other controlled subsidiaries, net						6	50%	11.44%	$0	$0	$131,150	$136,848

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0		$968	$2,600
NASCAR Race Team		Medallion MotorSports, LLC	75% of limited liability interest	11/24/10	None	1	1%	0.00%	$0		$2,054	$1,600
Banking		Bridge Bancorp Inc. **	*	03/30/12	None	1	*	0.00%	$0		$76	$80
Real Estate Investment		CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.84%	$0		$902	$98
Appliance Recycler #		Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	2	*	0.00%	$0		$0	$1,230
Employee Leasing Services		Staff One, Inc.	46.4% preferred stock	06/30/08	None	1	*	0.00%	$0		$472	$472
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0		$103	$103
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0		$318	$318
Surgical Instruments		Summit Medical, Inc.	9.25% of common stock	11/01/10	None	1	*	0.00%	$0		$135	$135
Stuffed Toy Manufacturer		AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0		$300	$300
Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0		$250	$250
Investment Castings		Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0		$300	$300

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2014

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2014 Acquisitions (5)	Cost (4)	Fair Value
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common stock	12/30/14	12/30/19	1	*	0.00%	$0		$224	$224

Equity investments, net					14	3%	0.86%	$0	$0	$6,102	$7,710

Investment securities
Investment securities, net					0	0%	0.00%	$0	$0	$0	$0

Net Investments ($252,485 pledged as collateral under borrowing arrangements) (3)					775	192%	6.97%	$2,971	$124,779	$522,969	$527,601

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $2,971 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 192%.
(4)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $62,743, $5,370 and $57,373, respectively. The tax cost of investments was $470,228.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2014.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 25% and up to 29% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2014.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
Medallion Loans
New York					358	74%	3.52%	$0	$133,978	$202,954	$202,947
	Sean Cab Corp ##	Term Loan	12/09/11	12/08/15	1	1%	3.60%			$3,581	$3,566
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	1%	2.81%			$2,545	$2,545
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%			$350	$350
	Sifnos, Van-Dim, Kitriani Incs ##	Term Loan	06/08/10	05/01/15	1	1%	4.00%			$2,460	$2,454
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%		$2,197	$2,164	$2,156
	Slo Cab Corp	Term Loan	07/20/07	07/20/17	1	1%	2.81%			$1,527	$1,527
	Slo Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%			$210	$210
	Lety Cab Corp ##	Term Loan	10/21/10	10/20/15	1	1%	3.13%			$1,557	$1,550
	Nancy Transit Inc ##	Term Loan	03/11/13	03/11/16	1	1%	3.50%		$1,575	$1,546	$1,542
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%		$1,575	$1,546	$1,541
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%		$1,550	$1,524	$1,519
	Christian Cab Corp	Term Loan	11/27/12	11/27/15	1	1%	4.00%			$1,504	$1,513
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%		$1,500	$1,500	$1,502
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%		$1,465	$1,443	$1,438
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%		$1,465	$1,443	$1,438
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%		$1,465	$1,443	$1,438
	Silke Hacking Corp ##	Term Loan	06/28/13	06/28/16	1	1%	2.90%		$1,450	$1,424	$1,426
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/07/15	1	1%	3.75%			$1,415	$1,410
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	1%	3.00%		$1,425	$1,407	$1,409
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	1%	3.00%		$1,425	$1,407	$1,409
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	1%	3.00%		$1,425	$1,407	$1,409
	Nosilla Service Co., Inc ##	Term Loan	07/23/13	07/23/16	1	1%	3.00%		$1,425	$1,407	$1,409
	Orys Trans Corp ##	Term Loan	07/24/13	07/24/16	1	1%	2.75%		$1,400	$1,400	$1,402
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	07/24/16	1	1%	2.75%		$1,400	$1,400	$1,402
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%		$1,396	$1,362	$1,358
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%		$1,396	$1,362	$1,358
	Uddin Taxi Corp ##	Term Loan	11/14/12	11/14/15	1	*	5.25%			$1,358	$1,353
	Daytona Hacking Corp ##	Term Loan	06/28/13	06/28/16	1	*	2.90%		$1,364	$1,346	$1,348
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%		$1,335	$1,333	$1,342
	Kby Taxi Inc ##	Term Loan	05/17/13	05/17/16	1	*	3.50%		$1,300	$1,300	$1,296
	Anniversary Taxi Corp ##	Term Loan	05/17/13	05/17/16	1	*	3.50%		$1,300	$1,300	$1,296
	Hj Taxi Corp ##	Term Loan	05/17/13	05/17/16	1	*	3.50%		$1,300	$1,300	$1,296
	Apple Cab Corp ##	Term Loan	05/17/13	05/17/16	1	*	3.50%		$1,300	$1,300	$1,296
	Avi Taxi Corporation ##	Term Loan	05/17/13	05/17/16	1	*	3.50%		$1,300	$1,300	$1,296
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%			$1,270	$1,266
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%		$1,200	$1,200	$1,196
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%		$1,183	$1,162	$1,164
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%		$1,177	$1,148	$1,144
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%		$1,152	$1,139	$1,141
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/14	1	*	4.00%			$1,140	$1,137
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%		$1,142	$1,124	$1,121
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%		$1,123	$1,099	$1,096
	Gaultier Hacking Corp ##	Term Loan	08/27/12	08/27/15	1	*	3.90%			$1,096	$1,095
	Whats Yellow LLC ##	Term Loan	10/03/12	10/03/15	1	*	3.65%			$1,059	$1,060
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%		$1,052	$1,052	$1,049
	Yosi Transit Inc	Term Loan	07/20/07	07/20/17	1	*	2.81%			$1,018	$1,018
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%		$1,025	$1,016	$1,018
	Global Agami Cab LLC ##	Term Loan	02/27/13	02/27/16	1	*	3.00%		$1,000	$991	$988
	Universal Agami Transit Inc ##	Term Loan	02/27/13	02/27/16	1	*	3.00%		$1,000	$991	$988
	Planet Agami Cab LLC ##	Term Loan	02/27/13	02/27/16	1	*	3.00%		$1,000	$991	$988
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%		$1,000	$982	$979
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%		$1,000	$982	$979
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%		$975	$961	$963
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%		$975	$961	$963
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%		$975	$961	$963
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$960	$961
	Mixfuel Transit LLC ##	Term Loan	10/31/06	10/31/16	1	*	3.00%			$890	$890
	Lowvolt Transit LLC ##	Term Loan	10/31/06	10/31/16	1	*	3.00%			$890	$890
	Kinetic Transit LLC ##	Term Loan	10/31/06	10/31/16	1	*	3.00%			$890	$890
	Neutron Transit LLC ##	Term Loan	10/16/06	10/16/16	1	*	3.00%			$890	$890
	Proton Transit LLC ##	Term Loan	10/16/06	10/16/16	1	*	3.00%			$890	$890

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Rechargeable Transit LLC ##	Term Loan	10/16/06	10/16/16	1	*	3.00%			$890	$890
	Quark Transit LLC ##	Term Loan	10/16/06	10/16/16	1	*	3.00%			$890	$890
	Juiced Transit LLC ##	Term Loan	10/31/06	10/31/16	1	*	3.00%			$890	$886
	Isotope Transit LLC ##	Term Loan	10/31/06	10/31/16	1	*	3.00%			$890	$886
	Composite Transit LLC ##	Term Loan	11/03/06	11/03/16	1	*	3.00%			$890	$886
	Blend Transit LLC ##	Term Loan	11/03/06	11/03/16	1	*	3.00%			$890	$886
	Hybrid Transit LLC ##	Term Loan	10/23/06	10/23/16	1	*	2.67%			$890	$886
	Iddy Biddy Cab Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%			$864	$860
	Malcolm Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%			$864	$860
	Jbob Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%			$864	$860
	Oyaz Hacking Corp ##	Term Loan	08/06/10	08/05/15	1	*	3.13%			$864	$860
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%			$853	$855
	Agape-Mou Cab Corp	Term Loan	02/17/12	02/12/17	1	*	3.90%			$853	$855
	Asterik Cab Co Inc	Term Loan	02/17/12	02/12/17	1	*	3.90%			$853	$855
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%		$833	$833	$843
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%		$835	$826	$828
	Arman And Mehtab Padda Taxi Co ##	Term Loan	06/19/13	06/19/16	1	*	3.88%		$835	$824	$826
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%		$835	$823	$825
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%		$820	$814	$816
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%		$810	$800	$802
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%		$810	$799	$800
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%		$810	$797	$798
	Gohar Cab Corp	Term Loan	10/11/13	10/11/16	1	*	3.85%		$786	$784	$794
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%		$786	$782	$784
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$750	$751
	Samy Baddar ##	Term Loan	07/18/13	07/18/16	1	*	3.50%		$750	$743	$745
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%		$750	$742	$744
	Joseph Gerard Pierre ##	Term Loan	12/02/13	12/02/16	1	*	3.00%		$740	$740	$742
	Amr Aly Shafshak ##	Term Loan	11/04/13	11/04/16	1	*	4.13%		$740	$738	$739
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%		$740	$738	$737
	Btr Taxi Inc ##	Term Loan	04/15/13	04/15/16	1	*	3.50%		$750	$737	$735
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	11/06/13	11/06/16	1	*	3.85%		$735	$733	$735
	Binh Pham ##	Term Loan	12/18/13	12/18/16	1	*	4.00%		$730	$730	$729
	Bliss Cab Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%			$731	$728
	Jaswinder Singh ##	Term Loan	03/29/13	03/29/16	1	*	3.80%		$744	$730	$728
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%		$736	$725	$725
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%		$720	$720	$722
	Jacob Apoh ##	Term Loan	12/11/13	12/11/16	1	*	3.75%		$720	$720	$722
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%		$730	$719	$721
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%		$720	$719	$721
	Atef A Khalil ##	Term Loan	11/26/13	11/26/16	1	*	3.75%		$709	$708	$710
	Gilberto Barrera ##	Term Loan	08/16/13	08/16/16	1	*	3.75%		$710	$704	$706
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%		$700	$700	$702
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%		$700	$698	$700
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%		$700	$700	$699
	Balwinder Singh ##	Term Loan	09/16/13	09/16/15	1	*	3.75%		$700	$696	$698
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%			$698	$696
	Samiullah Zaman ##	Term Loan	08/21/13	08/21/16	1	*	3.63%		$700	$693	$695
	Eugenio & Ayodele Trans Corp ##	Term Loan	09/26/13	09/26/16	1	*	4.25%		$695	$693	$694
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%		$700	$694	$693
	Georges Salomon ##	Term Loan	06/13/13	06/13/16	1	*	3.50%		$700	$692	$693
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%		$700	$691	$692
	Amr & Rina Taxi Inc ##	Term Loan	07/15/13	07/15/16	1	*	3.75%		$700	$690	$692
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%		$695	$686	$688
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	07/01/16	1	*	4.25%		$700	$686	$686
	Rousseau Ductan ##	Term Loan	05/01/13	05/01/16	1	*	3.90%		$693	$684	$684
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/27/15	1	*	3.50%			$681	$681
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%		$680	$673	$678
	Birk Cab Corp ##	Term Loan	05/22/13	05/22/16	1	*	3.50%		$683	$672	$677
	Robell Hacking Corp ##	Term Loan	09/11/13	09/11/16	1	*	2.80%		$680	$675	$674
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%		$675	$667	$672
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%		$662	$659	$658
	Jean Pierre Trans Inc ##	Term Loan	10/21/10	10/20/15	1	*	3.13%			$660	$657

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Cfn Cab Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%			$660	$657
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%		$655	$652	$654
	Miklos Hacking Corp ##	Term Loan	10/21/10	10/20/15	1	*	3.13%			$655	$652
	Carmay Latendresse ##	Term Loan	09/17/13	09/17/16	1	*	4.25%		$650	$646	$648
	Gur & Dev Taxi LLC ##	Term Loan	05/10/13	05/10/16	1	*	3.40%		$657	$648	$647
	Joseph Paul Desir ##	Term Loan	11/19/13	11/19/16	1	*	3.75%		$646	$645	$647
	Wisly Noel ##	Term Loan	07/25/13	07/25/16	1	*	3.63%		$650	$642	$644
	Pierre Goguin Joseph ##	Term Loan	03/06/13	03/06/15	1	*	3.75%		$642	$642	$643
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%		$650	$641	$640
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%		$641	$641	$639
	Carlos Govea ##	Term Loan	02/28/13	02/28/16	1	*	3.50%		$646	$633	$632
	Anwar Khalifa ##	Term Loan	07/11/13	07/11/16	1	*	3.75%		$642	$633	$632
	Nobert Auguste ##	Term Loan	01/09/13	01/09/16	1	*	4.15%		$645	$632	$631
	Ravinder Singh & Mandeep Multa ##	Term Loan	12/19/12	12/19/15	1	*	3.75%			$631	$630
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%		$635	$628	$630
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%		$640	$628	$628
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%		$635	$625	$627
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%		$640	$627	$626
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%		$630	$621	$622
	Karamjit Panchhi ##	Term Loan	08/28/13	08/28/16	1	*	3.50%		$626	$621	$620
	Alexander Vizueta ##	Term Loan	09/12/13	09/12/16	1	*	4.25%		$620	$617	$619
	Guivarch Thimothe	Term Loan	09/19/12	09/19/15	1	*	4.50%			$616	$617
	Shahdad Bhatti Cab Corp ##	Term Loan	04/11/13	04/11/16	1	*	4.25%		$625	$616	$615
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%			$611	$609
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%		$620	$605	$606
	Turgut Duman ##	Term Loan	12/06/12	12/06/15	1	*	3.50%			$604	$605
	Sushil Maggoo ##	Term Loan	12/14/12	12/14/15	1	*	3.50%			$604	$605
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%		$600	$600	$602
	Yvon Louissaint ##	Term Loan	12/17/12	12/17/15	1	*	3.75%			$600	$601
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%		$600	$598	$600
	Joseph W Charles ##	Term Loan	04/17/13	04/17/16	1	*	3.75%		$610	$600	$599
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%		$600	$599	$598
	Guy Merisier ##	Term Loan	08/20/13	08/20/16	1	*	4.00%		$600	$596	$598
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%		$604	$593	$595
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%		$600	$589	$588
	Erwich Chery ##	Term Loan	11/01/13	11/01/16	1	*	3.70%		$587	$585	$587
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	12/17/15	1	*	4.25%			$587	$586
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%		$579	$579	$581
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%		$587	$578	$576
	Jose F Pimentel	Term Loan	11/27/12	11/27/15	1	*	4.00%			$575	$576
	Jean J Monteau ##	Term Loan	12/06/12	12/06/15	1	*	4.00%			$575	$573
	Gerardo Barrera ##	Term Loan	12/23/13	12/23/16	1	*	3.75%		$573	$573	$573
	Bhai Bhai Taxi Corp	Term Loan	06/02/11	10/01/15	1	*	3.75%			$571	$571
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%		$568	$568	$569
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%		$565	$559	$561
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%		$567	$560	$559
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%		$570	$557	$559
	Mian Cab Corp ##	Term Loan	01/22/13	01/22/16	1	*	4.00%		$570	$558	$557
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%		$555	$555	$555
	Ulrick Racine ##	Term Loan	03/08/13	03/08/16	1	*	3.50%		$555	$548	$547
	Muhammad Saqib ##	Term Loan	10/04/11	10/04/14	1	*	3.50%			$545	$543
	Shabir Khalid ##	Term Loan	05/29/13	05/29/16	1	*	3.25%		$556	$544	$543
	Hasina Farazi & Rafiul Farazi ##	Term Loan	02/25/13	02/25/16	1	*	3.50%		$555	$543	$542
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	12/05/15	1	*	3.50%			$542	$542
	Magloire David ##	Term Loan	09/09/13	09/09/15	1	*	3.95%		$540	$540	$542
	Dani Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$541	$541
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%		$550	$541	$541
	Pierre Chery ##	Term Loan	09/24/12	09/24/15	1	*	4.00%			$538	$539
	Ptah Cab Corp ##	Term Loan	05/25/11	05/01/16	1	*	3.00%			$540	$538
	Albro Hacking, Corp. ##	Term Loan	10/21/10	10/20/15	1	*	3.13%			$537	$535
	Jaswinder Sharma ##	Term Loan	11/02/11	11/02/14	1	*	3.50%			$537	$534
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/15	1	*	4.25%			$530	$530
	Dominique Ismael ##	Term Loan	05/07/13	05/07/16	1	*	3.75%		$529	$521	$521

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%		$521	$519	$521
	Olmedo Nocua ##	Term Loan	01/25/13	01/25/16	1	*	3.50%		$530	$518	$517
	Avner Ben-Levy ##	Term Loan	05/29/12	05/29/15	1	*	4.25%			$506	$505
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%		$510	$500	$501
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%			$504	$500
	Avtar Singh ##	Term Loan	11/22/11	11/07/14	1	*	3.50%			$499	$497
	Mukhtiar Singh ##	Term Loan	11/22/11	11/22/14	1	*	3.50%			$499	$497
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%		$510	$495	$494
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%		$505	$494	$494
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%		$500	$492	$492
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%		$500	$488	$492
	Joseph Jean ##	Term Loan	03/14/12	03/14/15	1	*	4.50%			$490	$490
	Gustavo E Cabrejos ##	Term Loan	10/15/12	10/15/15	1	*	3.90%			$490	$488
	Malkiat S Multani	Term Loan	06/01/11	06/07/14	1	*	3.25%			$487	$487
	Abdullah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%		$500	$484	$485
	Momar Diagne ##	Term Loan	04/30/13	04/30/16	1	*	4.00%		$482	$476	$476
	Shubal C Ghose ##	Term Loan	12/18/12	12/18/15	1	*	3.75%			$470	$469
	Mohammad Azhar ##	Term Loan	06/01/12	06/01/15	1	*	4.00%			$464	$463
	Kang & Dhillon Taxi Inc ##	Term Loan	12/03/10	07/07/14	1	*	3.50%			$463	$461
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%		$470	$458	$460
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%			$456	$460
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%			$458	$457
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%			$458	$457
	Santokh Bangay ##	Term Loan	12/10/12	12/10/15	1	*	3.50%			$457	$456
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%		$460	$451	$452
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%			$450	$451
	David Mashkabov ##	Term Loan	10/26/11	10/24/14	1	*	4.00%			$440	$438
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%		$435	$435	$435
	Gonel Seraphin & Evelyne Serap ##	Term Loan	12/09/11	12/09/14	1	*	4.25%			$430	$428
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$422	$423
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$422	$423
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$422	$423
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$422	$423
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$422	$423
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%		$430	$419	$421
	Pierre Jeune ##	Term Loan	12/14/12	12/14/15	1	*	3.50%			$419	$421
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%		$425	$420	$420
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%			$421	$419
	Rahul Amin ##	Term Loan	08/26/13	08/26/16	1	*	3.50%		$420	$418	$418
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/14	1	*	3.90%			$413	$411
	King “D” Taxi Inc ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Nautilus Service Cor ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Run Service Corp ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Crossbow Taxi Inc ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Petia Cab Corporation ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	King Verin Taxi Inc ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Cleopatra Cab Corp ##	Term Loan	01/17/12	01/17/15	1	*	3.00%			$411	$410
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%		$410	$402	$403
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%		$400	$400	$403
	Luis E Perez ##	Term Loan	01/17/13	01/17/16	1	*	3.50%		$410	$401	$401
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%			$400	$401
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%		$414	$398	$398
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/14	1	*	3.90%			$397	$396
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/14	1	*	5.00%			$386	$385
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%		$385	$384	$385
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%		$385	$382	$384
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%		$385	$378	$378
	Double Cab Corp ##	Term Loan	07/13/12	07/13/15	1	*	3.75%			$367	$368
	Tarafdar Abul & Tarafdar Luthf	Term Loan	08/13/10	08/13/16	1	*	7.00%			$365	$365
	Malkit Singh ##	Term Loan	08/01/12	08/01/15	1	*	4.50%			$349	$349
	Nour-Ditmars Zamalek Corp ##	Term Loan	04/01/11	04/01/14	1	*	4.90%			$349	$348
	Elsayed A Hassan ##	Term Loan	11/28/11	11/28/14	1	*	4.25%			$342	$341
	Yberto Santana ##	Term Loan	09/05/12	09/05/15	1	*	4.25%			$341	$341

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Rehmet Khan ##	Term Loan	02/11/13	02/11/16	1	*	3.50%		$351	$326	$327
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%		$325	$321	$326
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%		$325	$321	$323
	Georges Desrosiers ##	Term Loan	06/26/12	06/26/15	1	*	5.00%			$319	$319
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%			$312	$312
	Zorro Taxi Inc	Term Loan	12/20/13	12/20/16	1	*	3.25%		$309	$309	$311
	Jean B Guerrier ##	Term Loan	08/08/12	08/08/15	1	*	3.75%			$306	$307
	Medora Moreira &Juan Mendoza ##	Term Loan	02/18/11	02/18/16	1	*	3.25%			$308	$306
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/15	1	*	4.00%			$292	$292
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%			$287	$287
	Mohammmed H Iqbal ##	Term Loan	09/14/12	09/14/15	1	*	3.75%			$283	$283
	Chaim Tepper ##	Term Loan	02/10/11	02/10/14	1	*	5.25%			$283	$282
	Joubert Toussaint ##	Term Loan	09/21/12	09/21/15	1	*	4.00%			$277	$277
	Tarek Elsaid ##	Term Loan	05/27/11	04/25/16	1	*	3.00%			$252	$251
	Kesef Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%		$235	$231	$231
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%			$210	$210
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%		$211	$208	$208
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/15	1	*	3.25%			$199	$199
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%		$200	$193	$194
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%		$204	$193	$193
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%			$190	$192
	Ali Akbar ##	Term Loan	03/04/10	10/11/14	1	*	3.75%			$190	$189
	Bella Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%			$190	$189
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%		$185	$185	$187
	Gasless Transit LLC/Bnote	Term Loan	10/23/06	10/23/16	1	*	2.67%			$175	$175
	Electron Transit LLC/B Note	Term Loan	10/23/06	10/23/16	1	*	2.67%			$175	$175
	Fusion Transit LLC/B Note	Term Loan	10/23/06	10/23/16	1	*	2.67%			$175	$175
	Atom Transit LLC/B Note	Term Loan	11/03/06	11/03/16	1	*	3.00%			$175	$175
	Duracell Transit LLC/B Note	Term Loan	11/03/06	11/03/16	1	*	3.00%			$175	$175
	Abdul H Abid ##	Term Loan	06/09/09	06/09/14	1	*	6.38%			$173	$172
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%			$151	$151
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%			$146	$147
	Yosi Transit Inc	Term Loan	07/20/07	07/20/17	1	*	2.81%			$140	$140
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%			$140	$140
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%			$140	$139
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%			$139	$138
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%			$114	$116
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%			$110	$111
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%			$102	$102
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%			$101	$101
	Boris Ushman ##	Term Loan	05/21/03	04/13/15	1	*	5.75%			$89	$89
	Kinetic Transit LLC/B Note	Term Loan	10/31/06	10/31/16	1	*	3.00%			$85	$85
	Mixfuel Transit LLCb Note	Term Loan	10/31/06	10/31/16	1	*	3.00%			$85	$85
	Lowvolt Transit LLC	Term Loan	10/31/06	10/31/16	1	*	3.00%			$85	$85
	Juiced Transit LLC/B Note	Term Loan	10/31/06	10/31/16	1	*	3.00%			$85	$85
	Isotope Transit LLC/B Note	Term Loan	10/31/06	10/31/16	1	*	3.00%			$85	$85
	Proton Transit LLC/B Note	Term Loan	10/16/06	10/16/16	1	*	3.00%			$85	$85
	Neutron Transit LLC/B Note	Term Loan	10/16/06	10/16/16	1	*	3.00%			$85	$85
	Quark Transit LLC/B Note	Term Loan	10/16/06	10/16/16	1	*	3.00%			$85	$85
	Rechargeable Transit LLC/Bnote	Term Loan	10/16/06	10/16/16	1	*	3.00%			$85	$85
	Hybrid Transit LLC/B Note	Term Loan	10/23/06	10/23/16	1	*	2.67%			$85	$85
	William G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%		$86	$81	$81
	Bu Taxi LLC/Mbank	Term Loan	12/29/10	11/01/16	1	*	3.10%			$75	$75
	Calcium One Service Inc	Term Loan	02/23/07	02/23/17	1	*	2.22%			$71	$71
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%			$69	$69
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%		$1,200	$60	$62
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%		$1,200	$60	$62
	Y Mommy Taxi Inc/Mbank	Term Loan	12/23/10	11/01/16	1	*	3.10%			$60	$60
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%		$65	$58	$60
	Kaderee M & G Corp	Term Loan	06/28/13	06/28/16	1	*	2.90%		$1,158	$58	$60
	Soho Cab Corp	Term Loan	06/28/13	06/28/16	1	*	2.90%		$1,158	$58	$60
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%		$1,142	$57	$59

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%		$1,050	$54	$59
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	04/06/14	1	*	7.96%			$57	$57
	Composite Transit LLC	Term Loan	11/03/06	11/03/16	1	*	3.00%			$56	$56
	Blend Transit LLC/B Note	Term Loan	11/03/06	11/03/16	1	*	3.00%			$56	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%		$1,050	$54	$56
	Y Daddy Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$55	$55
	Network Agami Cab Corp	Term Loan	02/27/13	02/27/16	1	*	3.00%		$1,000	$50	$52
	Calcium One Service Inc	Term Loan	02/23/07	02/23/17	1	*	2.22%			$49	$49
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%			$48	$48
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%		$894	$45	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%			$46	$46
	Samiullah Zaman	Term Loan	12/02/13	12/02/17	1	*	4.50%		$43	$42	$44
	Eddy Joseph	Term Loan	12/20/00	12/02/15	1	*	4.00%			$42	$42
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%			$41	$41
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%			$38	$39
	Y.A.M. Associates Corp	Term Loan	10/18/11	04/18/14	1	*	6.00%			$38	$38
	Zahav Taxi LLC/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$38	$38
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%			$33	$33
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%		$619	$31	$33
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%			$30	$31
	Y Meir Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	Y Michal Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	S&M Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	N&A Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	Y Mati Taxi Inc/Mbnk	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%			$30	$30
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%		$524	$26	$28
	Barth Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%			$25	$25
	Brandon Taxi LLC/Mbank	Term Loan	11/24/10	11/20/15	1	*	6.63%			$25	$25
	Mohammed Abdu & H Hedru/Mbank	Term Loan	08/11/06	02/05/16	1	*	5.71%			$22	$22
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%			$22	$22
	Opera Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$21	$21
	Ronen Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$21	$21
	Mry Taxi Inc/Mbank	Term Loan	07/16/12	11/01/16	1	*	3.10%			$21	$21
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%		$20	$19	$21
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%		$343	$17	$19
	Sonia M Trivino	Term Loan	02/22/12	02/22/15	1	*	10.00%			$13	$14
	Nestor R Trivino	Term Loan	02/22/12	02/22/15	1	*	10.00%			$13	$14
	Jean M Venord/Mbank	Term Loan	02/11/10	04/10/15	1	*	6.38%			$13	$13
	Y.A.M. Associates Corp	Term Loan	04/30/13	10/24/15	1	*	4.25%		$15	$11	$13
	Guy Fouyolle ##	Term Loan	08/18/11	08/18/15	1	*	4.75%			$10	$10
	Y.A.M. Associates Corp	Term Loan	11/14/11	05/14/14	1	*	6.00%			$6	$6
	Joubert Toussaint/B Note	Term Loan	03/04/13	09/04/15	1	*	5.00%		$5	$4	$6
	Two Filoi Taxi Inc	Term Loan	01/15/04	01/15/14	1	*	5.75%			$4	$4
	Jorge R Sahad/Mbank	Term Loan	04/27/10	02/03/15	1	*	8.83%			$4	$4
Chicago					111	15%	4.94%	$0	$32,540	$42,175	$42,239
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	08/28/15	1	1%	5.50%			$1,696	$1,689
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/29/16	1	1%	5.00%		$1,400	$1,395	$1,391
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	1%	5.75%			$1,373	$1,368
	Lucky Seven Chicago One Inc ##	Term Loan	07/19/12	07/19/15	1	*	4.88%			$1,252	$1,248
	Blue Eyes Cab Corp ##	Term Loan	07/19/12	07/19/15	1	*	4.88%			$1,252	$1,247
	Oia Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$1,050	$1,035	$1,036
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%			$1,037	$1,033
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/15	1	*	5.00%			$1,014	$1,010
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%			$918	$915
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%			$885	$882
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%			$885	$882
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%			$885	$882
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	5.75%			$885	$882
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%			$865	$862
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%			$865	$862
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$828	$829

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$828	$829
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$828	$829
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$828	$829
	Stny Taxi Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$828	$829
	Carol Of Illinois Enterprises ##	Term Loan	03/28/13	03/28/18	1	*	5.50%		$701	$689	$688
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%			$686	$684
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%		$640	$638	$640
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	01/08/13	01/08/18	1	*	5.50%		$657	$640	$639
	Ray Cab Company ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$600	$598	$600
	Met Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$600	$598	$600
	N And M Valdof Hacking Corp	Term Loan	05/01/13	05/01/16	1	*	4.50%		$569	$560	$561
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%			$519	$518
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%			$519	$518
	Natasha Transportation Inc	Term Loan	05/01/13	05/01/16	1	*	4.50%		$515	$507	$508
	Mike Taxi Corp	Term Loan	05/01/13	05/01/16	1	*	4.50%		$514	$506	$507
	Natalia Taxi Corp	Term Loan	05/01/13	05/01/16	1	*	4.50%		$513	$505	$506
	Dell Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$500	$498	$500
	Cozy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$500	$498	$500
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%		$480	$476	$478
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%		$480	$476	$478
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%		$475	$468	$469
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%		$475	$468	$469
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%		$320	$319	$321
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%		$319	$314	$315
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%		$317	$312	$313
	Dome Cab Corp ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$300	$298	$300
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/15	1	*	5.00%			$268	$267
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%		$265	$265	$267
	Taxi For Less Inc	Term Loan	05/06/13	05/06/17	1	*	5.25%		$265	$262	$264
	Chicago Seven Inc/Mbnk	Term Loan	07/19/12	07/19/15	1	*	7.25%			$255	$255
	Karbala Express Inc ##	Term Loan	02/26/13	02/26/18	1	*	6.00%		$250	$246	$246
	Taxi For Less Inc ##	Term Loan	09/20/12	09/20/16	1	*	5.25%			$244	$244
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%		$245	$242	$244
	Zeyrefda Inc ##	Term Loan	05/17/13	05/17/18	1	*	5.50%		$245	$241	$243
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%		$245	$241	$243
	Tekezze Inc	Term Loan	12/11/13	12/11/18	1	*	5.00%		$240	$240	$242
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%		$240	$239	$241
	Tad Taxi Co ##	Term Loan	11/13/13	11/13/18	1	*	5.00%		$240	$239	$241
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%		$240	$239	$241
	Shere Corp ##	Term Loan	07/26/13	07/26/18	1	*	5.25%		$240	$238	$240
	Tahoora Transportation Inc. ##	Term Loan	07/26/13	07/26/18	1	*	5.25%		$240	$238	$240
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%		$240	$238	$240
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%		$240	$238	$240
	Alex Z Cab Corp	Term Loan	04/22/13	04/22/18	1	*	5.50%		$240	$236	$238
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%		$240	$236	$238
	Three Kids Corp	Term Loan	04/15/13	04/15/18	1	*	5.50%		$236	$232	$234
	Nike Yomi Inc ##	Term Loan	08/06/13	08/06/18	1	*	5.25%		$233	$232	$234
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%		$230	$228	$230
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%		$225	$222	$224
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%			$223	$222
	Alkarim Chicago Inc ##	Term Loan	11/27/13	11/27/18	1	*	5.50%		$220	$219	$221
	Rahel Express Inc	Term Loan	12/27/13	12/27/18	1	*	5.25%		$205	$205	$207
	Jiffy Cab Co ##	Term Loan	08/29/13	08/29/16	1	*	5.00%		$200	$199	$201
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%		$200	$198	$200
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%		$193	$192	$194
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%		$180	$178	$180
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%		$177	$174	$175
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%		$177	$172	$173
	Annabelle Cab Corporation ##	Term Loan	07/30/12	07/30/16	1	*	5.75%			$172	$172
	Tedom Inc	Term Loan	10/29/12	10/29/17	1	*	5.50%			$168	$170
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%			$165	$166
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%		$160	$159	$161
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%			$157	$157

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%			$156	$157
	Harris 6741 Inc	Term Loan	03/02/11	03/02/16	1	*	5.50%			$145	$146
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%			$143	$144
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%		$140	$137	$139
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%			$131	$132
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%			$127	$127
	Antar Trans Inc	Term Loan	04/23/13	04/23/18	1	*	5.50%		$124	$122	$124
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%		$125	$120	$122
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%			$117	$117
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%			$115	$115
	Moses J Frank	Term Loan	04/26/13	04/26/18	1	*	7.00%		$107	$106	$108
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%		$100	$98	$100
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%		$95	$92	$94
	Paik Cab Co	Term Loan	05/26/10	05/26/15	1	*	8.50%			$93	$93
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%			$91	$92
	Addis Flower Taxi Cab Service	Term Loan	05/23/11	05/23/16	1	*	6.50%			$80	$81
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%			$75	$76
	Tyrone Henderson	Term Loan	06/25/13	06/25/18	1	*	7.25%		$68	$67	$69
	Any Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$1,260	$64	$65
	Deka Cab Corp (Chicago)	Term Loan	05/09/13	05/09/16	1	*	3.75%		$1,050	$54	$55
	Hudson Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$1,050	$54	$55
	Tribeca Three Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$43	$44
	Deka Three Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$43	$44
	Santorini Two Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$43	$44
	Laight Taxi Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$41	$42
	Madison Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$840	$41	$42
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%		$40	$36	$38
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%		$35	$34	$36
	Greenwich Cab Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$630	$32	$33
	Any Cab Two Corp	Term Loan	05/09/13	05/09/16	1	*	3.75%		$420	$22	$23
	St Petersburg Taxi LLC	Term Loan	05/09/13	05/09/16	1	*	3.75%		$420	$21	$22
	Mai Sheka Inc	Term Loan	06/27/11	06/27/16	1	*	5.50%			$18	$19
Newark					106	8%	5.58%	$0	$13,103	$21,681	$21,792
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%		$743	$732	$732
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%		$650	$647	$649
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%		$600	$589	$588
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%		$350	$349	$351
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%		$317	$313	$315
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%		$310	$308	$310
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%		$300	$300	$301
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%		$300	$300	$301
	Dern #2 Taxi Inc	Term Loan	12/12/13	12/12/16	1	*	4.75%		$300	$300	$301
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%		$300	$299	$301
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%		$300	$296	$298
	Bidon Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.25%		$297	$296	$298
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%		$300	$296	$297
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%		$300	$295	$297
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%		$300	$295	$297
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%		$296	$293	$295
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%			$285	$286
	Dorvilma LLC ##	Term Loan	02/14/13	02/14/16	1	*	5.25%		$290	$285	$285
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%		$283	$281	$281
	Aspil Taxi #2 Corp	Term Loan	12/12/13	12/12/17	1	*	4.50%		$280	$280	$281
	United Seven Trans Inc	Term Loan	06/14/12	06/14/17	1	*	5.75%			$278	$280
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%			$279	$279
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%		$280	$275	$277
	Levangile Milcent ##	Term Loan	12/13/12	12/13/16	1	*	5.25%			$277	$275
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%		$274	$272	$274
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%		$273	$269	$271
	Mido Taxi Inc ##	Term Loan	10/25/12	10/25/16	1	*	5.25%			$270	$270
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%		$275	$267	$269
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%			$266	$267

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%		$264	$259	$261
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%		$260	$255	$256
	Alix Junior Exavier LLC ## &	Term Loan	05/09/13	05/09/17	1	*	5.25%		$255	$252	$253
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%		$250	$250	$252
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%		$250	$249	$251
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%		$249	$246	$248
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%			$243	$244
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%			$242	$243
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%		$245	$240	$242
	Grec Taxi Corp	Term Loan	12/08/11	12/08/15	1	*	6.00%			$237	$238
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%		$236	$231	$233
	Wilner Novaly	Term Loan	08/12/10	07/22/14	1	*	7.50%			$231	$231
	M.K. Taxi Inc	Term Loan	04/14/11	04/14/15	1	*	6.75%			$230	$231
	Rosemond Mathurin ##	Term Loan	12/13/12	12/13/17	1	*	5.25%			$230	$231
	Mpaul 596 LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%		$230	$227	$229
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%			$226	$227
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%		$230	$224	$226
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%		$230	$224	$226
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%			$221	$222
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%		$220	$218	$220
	Erick Fleuridor	Term Loan	07/19/12	07/19/15	1	*	5.50%			$215	$216
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%		$213	$213	$215
	Joseph Duverneau ##	Term Loan	02/17/11	02/17/15	1	*	7.00%			$209	$209
	Joseph And Jamar Inc ##	Term Loan	10/07/10	10/07/14	1	*	7.50%			$206	$206
	Semsema Trans Corporation	Term Loan	05/17/12	05/17/17	1	*	6.00%			$204	$206
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%		$200	$200	$202
	Stany Inc	Term Loan	05/12/11	05/12/15	1	*	6.75%			$200	$201
	United Seven Trans Inc	Term Loan	06/14/12	06/14/17	1	*	5.75%			$196	$198
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%		$195	$191	$192
	Herve Dameus & James Dameus ##	Term Loan	01/25/11	01/20/15	1	*	7.50%			$187	$187
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%			$185	$186
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%			$185	$185
	Chell 11 Corp	Term Loan	08/12/10	08/05/14	1	*	7.00%			$183	$183
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%		$182	$179	$181
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%			$177	$179
	Marie Jeanne Philemon	Term Loan	07/07/11	07/07/15	1	*	6.50%			$173	$174
	Just 8 Taxi #2 Inc ##	Term Loan	09/20/11	09/19/15	1	*	6.00%			$169	$169
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	04/09/14	1	*	7.75%			$167	$167
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%		$166	$166	$167
	Saintilia Charles ##	Term Loan	09/13/10	09/13/14	1	*	7.50%			$165	$165
	Adieula Figaro ##	Term Loan	10/06/11	10/06/15	1	*	6.00%			$160	$160
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%		$158	$158	$160
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%		$160	$155	$157
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%		$156	$153	$155
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%		$152	$151	$153
	Antoines Dortin ##	Term Loan	08/12/10	08/12/14	1	*	7.50%			$148	$148
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%		$160	$145	$147
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%			$144	$145
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%			$143	$144
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%			$139	$141
	Charles Agesilas ##	Term Loan	07/10/09	07/10/14	1	*	7.50%			$139	$138
	Yves Frantz Philemon	Term Loan	01/20/11	01/20/15	1	*	7.50%			$129	$130
	Renelus Dieujuste ##	Term Loan	12/03/09	11/13/14	1	*	5.25%			$129	$128
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%			$127	$128
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%		$124	$123	$125
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%		$131	$124	$123
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%			$116	$117
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%		$116	$112	$114
	E-Z-4-U Inc	Term Loan	01/19/12	01/19/16	1	*	6.00%			$107	$108
	Don Taxi Corp ##	Term Loan	09/02/10	09/02/14	1	*	7.50%			$105	$105
	Louibert Julien	Term Loan	06/19/09	06/19/14	1	*	7.00%			$104	$104
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%		$103	$101	$103
	Clameus Estimable	Term Loan	05/06/10	05/06/14	1	*	7.50%			$87	$87

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
	Praise The Lord Taxi Inc	Term Loan	05/20/11	05/20/15	1	*	6.75%			$85	$86
	Gethsemane Inc	Term Loan	02/27/09	02/27/14	1	*	7.68%			$85	$85
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%			$80	$80
	Mr Clean Sdam Taxi LLC	Term Loan	06/09/11	06/09/15	1	*	6.75%			$78	$79
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%			$61	$62
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%			$61	$62
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%		$50	$50	$52
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%			$49	$50
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%			$42	$43
	Saeiid LLC	Term Loan	09/06/11	09/06/16	1	*	6.25%			$37	$38
	100 Taxi #2 Corp	Term Loan	07/25/08	07/25/15	1	*	8.00%			$32	$32
	Abanob Trans Inc	Term Loan	06/14/07	06/14/14	1	*	8.00%			$12	$12
	Graciela Carbajal	Term Loan	05/10/07	05/10/14	1	*	8.00%			$6	$6
	Marie C Taxi Inc	Term Loan	04/12/07	04/12/14	1	*	8.00%			$7	$7
Boston					53	9%	4.91%	$0	$11,642	$23,622	$23,656
	Chiso Trans Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0	$845	$845	$847
	Chiso Trans Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$599	$600
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0	$975	$951	$953
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$903	$901
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$901	$899
	Johnson Holdings Inc	Term Loan	07/23/13	07/23/16	1	*	4.25%	$0	$790	$783	$785
	Chidi Trans Inc ##	Term Loan	11/17/11	11/17/14	1	*	6.00%	$0		$680	$678
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$641	$643
	Chidi Trans Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$634	$635
	Arinze Trans Inc	Term Loan	02/05/10	02/05/16	1	*	4.25%	$0		$595	$595
	Arinze Trans Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$593	$594
	Margo Cab Inc ##	Term Loan	01/16/13	01/16/16	1	*	4.00%	$0	$650	$573	$572
	Chenal Cab Inc	Term Loan	12/03/13	12/03/16	1	*	5.00%	$0	$550	$550	$552
	Britney Cab Inc	Term Loan	12/18/13	12/18/16	1	*	5.00%	$0	$550	$550	$552
	Farb Inc ##	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0	$550	$542	$541
	Jason Cab Inc ##	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0	$530	$518	$520
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/14	1	*	6.25%	$0		$518	$516
	Gabriel Trans Holdings Inc	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$511	$512
	B&M Cab Inc ##	Term Loan	12/20/13	12/20/16	1	*	4.13%	$0	$500	$500	$500
	Myra Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0	$500	$497	$499
	Saint Inc	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0	$500	$497	$499
	S.P.B. Taxi Inc	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0	$500	$497	$499
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	5.50%	$0		$495	$496
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0	$470	$470	$472
	Odat Taxi, Inc. ##	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0	$480	$471	$471
	Theo Cab Inc ##	Term Loan	03/07/13	03/07/16	1	*	5.50%	$0	$480	$471	$471
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0	$465	$464	$466
	Dadou Cab Inc	Term Loan	11/16/12	11/16/15	1	*	5.38%	$0		$455	$457
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$450	$450
	P&P Dumerant Corp ##	Term Loan	10/25/13	10/25/16	1	*	4.25%	$0	$450	$448	$450
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$448	$448
	Jv Taxi Inc ##	Term Loan	03/15/13	03/15/16	1	*	4.75%	$0	$450	$440	$440
	Djbell Love Inc ##	Term Loan	09/27/12	09/27/15	1	*	5.00%	$0		$425	$424
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0	$385	$383	$385
	Ngozi Trans Inc. ##	Term Loan	04/20/12	04/20/15	1	*	5.50%	$0		$356	$355
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0	$355	$347	$349
	Jmf Cab Inc ##	Term Loan	03/27/12	03/27/15	1	*	5.70%	$0		$341	$340
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0	$335	$331	$333
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/15	1	*	4.50%	$0		$321	$323
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/15	1	*	6.15%	$0		$319	$320
	Boband Cab Inc ##	Term Loan	11/06/12	11/06/15	1	*	4.75%	$0		$294	$293
	Louine Cab Inc	Term Loan	11/30/12	11/30/15	1	*	4.50%	$0		$291	$293
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0	$292	$288	$290
	Jre Taxi Inc ##	Term Loan	08/26/11	08/26/14	1	*	6.00%	$0		$282	$281
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/14	1	*	5.50%	$0		$259	$258
	Chardon Taxi Inc	Term Loan	10/20/11	10/20/14	1	*	6.75%	$0		$251	$252
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/14	1	*	6.00%	$0		$174	$174

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
		Dabola Cab Inc ##	Term Loan	11/10/11	11/10/14	1	*	5.50%	$0		$174	$174
		Mwinkteana Cab Inc ##	Term Loan	05/10/11	05/10/14	1	*	6.00%	$0		$157	$157
		Kena Cab Inc	Term Loan	11/06/12	11/06/15	1	*	4.75%	$0		$75	$76
		Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0	$40	$36	$38
		Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$22	$22
		Marthine Cab Inc	Term Loan	09/17/10	09/17/14	1	*	6.25%	$0		$6	$6
Cambridge						14	2%	5.06%	$0	$3,850	$6,008	$6,043
		Gcf Taxi Inc, Et Al	Term Loan	12/30/13	12/30/16	1	1%	6.00%	$0	$1,398	$1,397	$1,417
		Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0	$670	$667	$669
		Andrew Cab Inc And Saad Inc	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0	$425	$417	$419
		Patrick Cab Inc And Saad Inc	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0	$425	$416	$418
		Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0	$400	$391	$391
		Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0	$382	$378	$380
		Mgf Taxi Inc	Term Loan	05/06/11	05/06/14	1	*	6.50%	$0		$365	$365
		Desdunes Cab Inc	Term Loan	09/21/12	09/21/15	1	*	5.00%	$0		$340	$341
		Drumman Trans Inc	Term Loan	12/07/12	12/07/15	1	*	4.50%	$0		$338	$340
		Sam Taxi Inc	Term Loan	03/19/10	03/10/16	1	*	4.25%	$0		$300	$300
		Marcia And Everton Cab Inc ##	Term Loan	11/09/12	11/09/15	1	*	4.00%	$0		$289	$289
		Walger Inc	Term Loan	01/26/12	01/26/15	1	*	5.50%	$0		$281	$282
		Raad Taxi Inc	Term Loan	06/26/12	06/26/15	1	*	5.50%	$0		$278	$279
		Taxi Technology Inc ##	Term Loan	12/11/13	12/11/16	1	*	5.00%	$0	$150	$151	$153
Other						12	0%	6.52%	$0	$860	$1,178	$1,184
		Komboya Trans Inc	Term Loan	04/23/13	04/23/16	1	*	5.25%	$0	$267	$264	$266
		Tjp Inc ##	Term Loan	02/22/13	02/22/16	1	*	5.25%	$0	$250	$246	$247
		Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0	$171	$171	$173
		Jean C Mathurin/Norcal	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0	$172	$167	$167
		Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$115	$116
		Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$90	$89
		Getrot Michel	Term Loan	03/07/08	03/23/14	1	*	7.75%	$0		$46	$46
		Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$38	$38
		Elysse Corporation	Term Loan	09/10/10	03/10/18	1	*	8.25%	$0		$25	$26
		Oddy Transportation Services I	Term Loan	11/26/07	11/27/14	1	*	8.00%	$0		$7	$7
		Odney Cab Inc/Mbank	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$7	$7
		Durosier Xavier/Mbank	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$2

Total medallion loans ($233,789 pledged as collateral under borrowing arrangements)						654	109%	4.02%	$0	$195,973	$297,618	$297,861

Commercial Loans
Secured mezzanine (29% Minnesota, 10% North Carolina, 9% New York, 9% Oklahoma, 8% Texas,
7% Wisconsin, 6% Delaware, 6% Arizona, 4% Florida, 4% California, 4% Tennessee and 4% all other states) (2)
Manufacturing (56% of the total)	+	Bluff Manufacturing (interest rate includes PIK interest of 3.50%)	Term Loan	12/14/12	12/14/17	1	1%	15.50%	$0		$3,000	$3,009
		Quaker Bakery (interest rate includes PIK interest of 5.00%)	Term Loan	03/28/12	03/28/17	1	1%	17.00%	$243		$2,843	$2,834
		American Cylinder (interest rate includes PIK interest of 5.00%)	Term Loan	07/03/13	01/03/18	1	1%	17.00%	$38	$1,500	$1,538	$1,538
		American Cylinder	Term Loan	07/03/13	07/03/17	1	*	10.00%	$0	$800	$800	$796
	+	Packaging Specialists (interest rate includes PIK interest of 6.00%)	Term Loan	04/01/08	12/31/14	1	1%	14.00%	$224		$2,214	$2,214
		Dynamic Systems (interest rate includes PIK interest of 3.50%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$100		$1,925	$1,925
	+	PACA Foods &	Term Loan	12/31/10	12/31/15	1	1%	13.00%	$0		$2,375	$1,774
		Process Fab & (interest rate includes PIK interest of 8.00%)	Term Loan	04/17/08	12/31/15	1	1%	8.00%	$0		$4,500	$1,590
	+	RespirTech	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,507
		Orchard &	Term Loan	03/10/99	03/31/10	1	1%	13.00%	$0		$1,390	$1,390
	+	Door Engineering	Term Loan	12/15/04	12/31/14	1	*	13.00%	$0		$1,050	$1,046
	+	Storflex (interest rate includes PIK interest of 2.00%)	Term Loan	07/17/12	07/17/17	1	*	14.00%	$0		$1,000	$1,010
	+	Waltek &	Term Loan	03/31/06	03/31/14	1	*	12.00%	$20		$992	$992
	+	DMI Acquisition (interest rate includes PIK interest of 2.00%)	Term Loan	06/22/12	06/22/15	1	*	14.00%	$20		$645	$651

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
Information (14% of the total)		US Internet	Term Loan	06/12/13	06/12/20	1	1%	14.50%	$0	$3,000	$3,000	$3,019
		Centare (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0	$2,500	$2,500	$2,482
Arts, Entertainment, and Recreation (10% of the total)		RPAC Racing (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	11/19/15	1	2%	10.00%	$1,091		$4,131	$4,131
Administrative and Support Services (9% of the total)		Staff One &	Term Loan	06/30/08	03/31/15	1	1%	3.00%	$0		$2,964	$2,964
		Staff One &	Term Loan	09/15/11	03/31/15	1	*	3.00%	$0		$485	$485
		Ecological Systems (ESI) &	Term Loan	01/14/05	01/14/10	1	*	0.00%	$44		$628	$43
Professional, Scientific, and Technical Services (6% of the total)	+	Portu-Sunberg	Term Loan	12/31/12	12/31/17	1	1%	12.00%	$0		$2,500	$2,511
		McCaully &	Term Loan	10/26/11	11/01/14	1	*	10.00%	$46		$46	$46
Health Care and Social Assistance (2% of the total)	+	Will Vision &	Term Loan	06/28/07	06/30/17	1	*	7.00%	$0		$1,078	$760
Accommodation and Food Services (2% of the total)		Javier & David &	Term Loan	11/05/10	11/05/15	1	*	9.25%	$0		$520	$518
		Star &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$958	$59
		Multiconcepts &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$1,051	$53
Retail Trade (1% of the total)		Retail &	Term Loan	06/30/00	10/01/15	1	*	10.00%	$0		$467	$91

Total secured mezzanine (2)						27	14%	11.69%	$1,826	$7,800	$46,100	$39,438

Asset-based (74% New York, 20% New Jersey and 6% all other states)
Wholesale Trade (59% of the total)		Capitalsea, LLC ##	Revolving line of credit	11/07/05	11/07/14	1	1%	4.50%			$2,902	$2,799
		Newburg Egg Corp. ##	Revolving line of credit	03/16/99	03/16/14	1	*	6.00%			$345	$334
		Atlantic Veal & Lamb, Inc. ##	Revolving line of credit	08/15/01	08/15/14	1	*	5.50%			$310	$300
		REL International	Revolving line of credit	04/11/07	04/11/14	1	*	5.25%			$272	$259
		Pride of Neptune, Inc. ##	Revolving line of credit	01/14/02	01/14/14	1	*	4.75%			$250	$242
		Magic Moments &	Revolving line of credit	01/23/08	01/23/14	1	*	6.75%			$190	$183
		Snow Shoe Refractories, LLC	Revolving line of credit	11/30/11	11/30/14	1	*	6.00%			$120	$109
		Southstream Seafoods, Inc	Revolving line of credit	06/01/12	06/01/14	1	*	6.25%			$90	$84
		Banner Smoked Fish, Inc. ##	Revolving line of credit	03/27/01	03/27/14	1	*	5.25%			$54	$52
		Two Cousins Fish Market, Inc.	Revolving line of credit	01/23/99	01/23/14	1	*	5.25%			$23	$22
		Benco Inc.	Revolving line of credit	11/06/13	11/06/14	1	*	6.25%		$26	$32	$35
Transportation and Warehousing (14% of the total)		Fleet Radio Dispatch Corp. ##	Revolving line of credit	12/31/01	12/31/14	1	*	6.00%			$765	$740
		Chauffeured Services Unlimited &	Revolving line of credit	05/02/06	05/02/14	1	*	8.00%			$205	$198
		Big Daddy Drayage, Inc.	Revolving line of credit	10/18/06	10/18/14	1	*	5.25%			$146	$133
Retail Trade (11% of the total)		The Dependable Food Corp. ##	Revolving line of credit	10/19/98	10/19/14	1	*	4.75%			$460	$445
		CNC Associated N.Y.	Revolving line of credit	07/24/01	07/24/14	1	*	5.75%			$170	$164
		Cyrus R. Fox, Inc. ##	Revolving line of credit	08/31/06	08/31/14	1	*	5.75%			$149	$136
		Colt, Inc.	Revolving line of credit	10/12/04	10/12/14	1	*	6.44%			$47	$42
		I & E Tire Corp. ##	Revolving line of credit	12/21/98	12/21/14	1	*	5.75%			$26	$25
Construction (6% of the total)		Triple A. Supplies, Inc. ##	Revolving line of credit	07/20/99	07/20/14	1	*	5.75%			$256	$248
		Walsh Electrical Contracting	Revolving line of credit	02/26/13	02/26/14	1	*	6.25%		$363	$144	$142
		Mathusek, Incorporated	Revolving line of credit	07/23/13	07/23/14	1	*	6.75%		$10	$28	$32
Manufacturing (5% of the total)		Absecon Mills, Inc. ##	Revolving line of credit	07/07/04	07/07/14	1	*	6.25%			$210	$197
		Douglass Industries, Inc. ##	Revolving line of credit	07/07/04	07/07/14	1	*	6.25%			$128	$122
		Matthew Die Division LLC	Revolving line of credit	02/18/10	02/18/14	1	*	6.25%			$28	$26
		JLM Couture Inc.	Revolving line of credit	06/22/10	06/22/14	1	*	5.75%			$11	$8
		Fine Line Graphics, Inc.	Revolving line of credit	11/29/05	11/29/14	1	*	6.50%			$11	$1

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
Health Care and Social Assistance (2% of the total)	Mrs. Mary’s Place HCS Inc. ##	Revolving line of credit	10/02/07	10/02/14	1	*	5.75%			$125	$109
	Heart to Heart Health Care	Revolving line of credit	11/09/12	11/09/14	1	*	5.82%			$48	$43
Administrative and Support Services (2% of the total)	Raritan Building Service Corp	Revolving line of credit	06/30/07	06/30/14	1	*	5.50%			$159	$151
Finance and Insurance (1% of the total)	RAS Group, Inc. &	Revolving line of credit	02/14/08	02/14/14	1	*	5.50%			$99	$94

Total asset-based ($5,977 pledged as collateral under borrowing arrangements)					31	3%	5.32%	$0	$399	$7,803	$7,475

Other secured commercial (73% New York, 26% New Jersey, 1% Illinois)
Retail Trade (77% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12.00%)	Term Loan	12/17/12	12/17/17	1	2%	12.00%	$376		$5,977	$5,977
	Guyonamar Food Corp	Term Loan	03/17/11	03/17/16	1	*	9.25%			$651	$647
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%			$599	$595
	La Conga Food Market Inc	Term Loan	10/09/12	01/09/20	1	*	9.00%			$542	$537
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%		$500	$467	$463
	La Conga Meat Market Inc	Term Loan	12/17/13	03/17/20	1	*	9.00%		$400	$400	$396
	Ar Supermarket LLC	Term Loan	08/02/13	08/02/18	1	*	8.50%		$375	$367	$364
	616 Broadway LLC	Term Loan	02/10/11	12/17/14	1	*	8.50%			$322	$323
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%			$286	$285
	Drr Enterprises LLC	Term Loan	10/28/08	10/17/18	1	*	10.50%			$159	$159
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%		$150	$134	$135
	New Era Meat Supermarket LLC	Term Loan	09/13/06	09/16/16	1	*	10.00%			$79	$79
	Mi Favorita Food Corp &	Term Loan	08/13/09	12/26/14	1	*	9.25%			$51	$51
	39-04 Skillman LLC & G&A Auto	Term Loan	08/04/11	08/04/14	1	*	6.00%			$46	$46
	G&C Grocery Inc &	Term Loan	05/19/08	08/23/15	1	*	0.00%			$45	$45
	Julio Castillo	Term Loan	08/18/08	03/03/15	1	*	9.50%			$39	$39
Accommodation and Food Services (19% of the total)	Dune Deck Owners Corp ##	Term Loan	04/24/07	03/31/14	1	1%	7.25%			$2,074	$2,074
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%		$260	$256	$255
	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	03/18/14	1	*	7.50%			$278	$219
	Pc One Inc	Term Loan	05/25/05	03/25/15	1	*	8.50%			$81	$81
Real Estate and Rental and Leasing (2% of the total)	Rala Management	Term Loan	04/22/99	09/01/15	1	*	4.75%			$90	$90
	Thursday Morning Inc	Term Loan	04/01/10	04/01/15	1	*	6.00%			$77	$77
	T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%		$40	$35	$36
Other Services (except Public Administration) (1% of the total)	2617 S Wabash Ave Realty LLC	Term Loan	01/16/04	01/16/14	1	*	5.50%			$121	$121
	Newco Laundry Systems I Inc	Term Loan	05/02/09	05/02/14	1	*	6.50%			$25	$25
Health Care and Social Assistance (1% of the total)	Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%		$150	$135	$136

Total other secured commercial loans ($2,074 pledged as collateral under borrowing arrangements)					26	5%	9.89%	$376	$1,875	$13,336	$13,255

Total commercial loans ($8,051 pledged as collateral under borrowing arrangements) (2)					84	22%	10.60%	$2,202	$10,074	$67,239	$60,168

Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	37%	11.83%	$0		$101,478	$101,478
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0		$1,880	$1,880
Real Estate	Medallion Hamptons Holding LLC	100% of membership interests	06/21/05	None	1	1%	0.00%	$0		$3,750	$3,750
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0		$822	$822

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2013

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2013 Acquisitions (5)	Cost (4)	Fair Value
Professional Sports Team		Lax Group LLC	42% of membership interests	5/23/2012	None	1	*	0.00%	$0		$254	$254
Advertising		Generation Outdoor, Inc.	100% of common stock	12/20/04	None	1	*	0.00%	$0		$439	$439

Investment in Medallion Bank and other controlled subsidiaries, net						6	40%	11.05%	$0	$0	$108,623	$108,623

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0		$1,132	$1,981
Banking		FNBNY, Inc.	*	03/30/12	None	1	*	0.00%	$0		$750	$75
Appliance Recycler #		Appliance Recycling Centers of America, Inc. **	8.86% of common stock	09/10/98	None	1	*	0.00%	$0		$0	$1,299
NASCAR Race Team		Medallion MotorSports, LLC	75% of limited liability interest	11/24/10	None	1	1%	0.00%	$0		$1,954	$1,954
Bakery		Quaker Bakery	* of senior preferred stock	03/28/12	None	1	*	0.00%	$0		$359	$359
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0		$318	$318
Real Estate Investment		PMC Commercial Trust **	*	12/30/10	None	1	*	5.81%	$0		$902	$281
Surgical Instruments		Summit Medical, Inc.	9.25% of common stock	11/01/10	None	1	*	0.00%	$0		$134	$135
IT Services		Centare	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0		$103	$103
Employee Leasing Services		Staff One	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0		$472	$0

Equity investments, net						11	2%	0.86%	$0	$0	$6,124	$6,505

Investment securities
Investment securities, net						0	0%	0.00%	$0	$0	$0	$0

Net Investments ($241,840 pledged as collateral under borrowing arrangements) (3)						755	173%	6.49%	$2,202	$206,047	$479,604	$473,157

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $2,202 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 172%.
(4)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $46,196, $12,155 and $34,041, respectively. The tax cost of investments was $439,116.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2013.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 23% and up to 27% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2013.